Exhibit 10.8

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS EITHER (i) NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL, OR (ii) THAT DISCLOSURE OF SUCH INFORMATION WOULD CONSTITUTE A CLEARLY UNWARRANTED INVASION OF PERSONAL PRIVACY. REDACTED INFORMATION IS MARKED WITH A [*****].

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

STRATEGIC INVESTMENT AGREEMENT

THIS AGREEMENT is made effective as of the 28th day of October, 2025.

BETWEEN:

STARFIRE INDUSTRIES, LLC, an Illinois limited liability company,

having its office at 3310 North Duncan Road, Champaign, IL 61822

(hereinafter called the “Subscriber”)

OF THE FIRST PART

AND:

LIS TECHNOLOGIES INC., a Nevada corporation, having its office at 1441 Broadway 30th Floor

New York, New York 10018.

(hereinafter called the “Company”)

OF THE SECOND PART

And collectively called the “Parties”.

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WHEREAS, the Subscriber and the Company have entered into that certain Intellectual Property License attached hereto as Exhibit C for the purpose of the development, production, and supply of a customized laser product leveraging the Subscriber’s intellectual property, nuclear and plasma engineering know-how and manufacturing expertise for long-term value creation;

WHEREAS, the Subscriber’s exclusive intellectual property license of the Subscriber IP (as defined below) in the Field of Use (as defined below) are intended to enhanced the Company’s long-term growth and enterprise value; and

WHEREAS, in consideration for the Subscriber’s exclusive license of the Subscriber IP in the Field of Use, as set forth on Schedule C, towards this strategic role and as an inducement to enter this Agreement, the Company desires to issue to the Subscriber shares of its common stock representing an investment into the Company’s future success, subject to a vesting schedule to align with the Company’s multi-year commercialization timeline.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

1.1.	The following terms will have the following meanings for all purposes of this Agreement:

(a)	“Agreement” means this Strategic Investment Agreement, and all schedules and amendments to the Strategic Investment Agreement;

(b)	“Ancillary Services” means the provision of consulting services from Subscriber to the Company, including any knowledge transfer of manufacturing expertise and nuclear engineering know-how, in connection with Company’s use and exploitation of the License or the Supply Services;

(c)	“Board” means the Company’s board of directors;

(d)	“Code” means the Internal Revenue Code of 1986 as amended

(e)	“Common Stock” means the common stock of the Company, par value $0.0001 per share;

(f)	“Closing Date” means the date of execution of this Agreement;

(g)	“Field of Use” means isotope separation for uranium enrichment.

(h)	“Laser” means the high-power laser product ;

(i)	“License” means the Intellectual Property License between the parties;

(j)	“Offering” means the offering of the Securities by the Company;

(k)	“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase in accordance with Section 2.1 of this Agreement;

(l)	“SEC” means the United States Securities and Exchange Commission;

(m)	“Securities Act” means the United States Securities Act of 1933, as amended;

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(n)	“Service Agreement” means that certain Master Professional Services Agreement dated of July 2, 2025, by and between the Company and the Subscriber, as the same may be amended, restated, amended and restated, or modified from time to time, including all statements of work issued thereunder;

(o)	“SIA Services” means the Supply Services and Ancillary Services provided by Subscriber to the Company pursuant to this Agreement;

(p)	“Subscriber IP” means the pre-existing intellectual property set forth on Schedule D attached hereto owned by Subscriber as of the Closing Date as well as any manufacturing expertise, nuclear engineering know-how, or other specialized knowledge constituting a trade secret ancillary thereto or to the provision of the SIA Services.;

(q)	“Supply Services” means those exclusive supply and manufacturing services set forth in Schedule C; and

(r)	“Transaction Agreements” means, collectively, this Agreement and the Service Agreement.

1.2. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2.	ISSUANCE OF COMMON STOCK

2.1. Issuance: Subject to the terms and conditions of this Agreement (including the vesting schedule set forth in Section 2.3), the Company shall issue to Subscriber, as of the Closing Date, 3,000,000 shares of Company’s Common Stock (the “Securities”).

2.2. Consideration: The Securities are issued in consideration for Subscriber’s exclusive license in the Field of Use to Subscriber IP (as set forth on Schedule C) and the provision of the SIA Services.

2.3. Vesting Schedule: The Securities shall vest as follows, subject to the Subscriber’s continued compliance with the License:

(a)	One-quarter (1/4) of the Securities shall vest upon the Closing Date.

(b)	One-quarter (1/4) of the Securities shall vest upon the achievement of Milestone 1 (as defined on Schedule B attached hereto) on or before December 31, 2027 (the “Milestone 1 Outside Date”);

(c)	One-quarter (1/4) of the Securities shall vest upon the achievement of Milestone 2 (as defined on Schedule B attached hereto) on or before December 31, 2029 (the “Milestone 2 Outside Date”); and

(d)	One-quarter (1/4) of the Securities shall upon the achievement of Milestone 3 (as defined on Schedule B attached hereto) on or before December 31, 2031 (the “Milestone 3 Outside Date” and together with the Milestone 1 Outside Date and the Milestone 2 Outside Date, the “Milestone Outside Dates” and each, a “Milestone Outside Date”); provided, that if any of the Milestones (as defined on Schedule B) are not achieved by their applicable Milestone Outside Date, then the Securities to vest upon such achievement shall be automatically forfeit and the Subscriber shall have no further rights with respect to such Securities, and neither the Company nor any affiliate thereof shall have any further obligations to the Subscriber under this Agreement or otherwise with respect to such unvested Securities.

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2.4. Forfeiture of Unvested Securities. If the Service Agreement is terminated for any reason at any time before all the Securities have vested in accordance with Section 2.3 above, then the Subscriber’s unvested Securities shall be automatically forfeited upon such termination, and neither the Company nor any affiliate thereof shall have any further obligations to the Subscriber under this Agreement or otherwise with respect to such unvested Securities.

2.5. Valuation. The Parties agree that, as of the Closing Date, the baseline value of the Securities is [*****], based on the Company’s Series B investment round closing valuation at [*****] per share dated [*****]. Discounting for lack of marketability, common stock vs. preferred stock, and significant risk of forfeiture, the Parties furthermore agree that the effective fair market value of the Securities is reduced by [*****] for a valuation at [*****] for tax purposes. Furthermore, the Parties agree that, as of the Closing Date, the fair market value of the Subscriber IP and provision of the SIA Services is valued at [*****], and that such valuation is the product of arm’s length negotiation between the Parties. Each party to this Agreement acknowledges having had an opportunity to request information concerning the Subscriber IP that would enable such Party to make a fair assessment of value of the Subscriber IP and SIA Services. Each party acknowledges that such valuation is fair and waives any right to contest (in any claim seeking equitable or injunctive relief or premised on statutory or common law, unjust enrichment, quantum meruit, quasi-contract, this Agreement, or any other express or implied contract, or otherwise) the fairness of the valuation by reason of any failure on the part of any person to provide information, to make any particular disclosure or otherwise.

2.6. Intended Tax Treatment. For U.S. federal and applicable state and local income tax purposes, the transactions contemplated by this Agreement are intended to be treated as a fully taxable sale as to the Subscriber and to the Company (and not a tax-deferred “reorganization” within the meaning of Section 368(a)(1) of the Code or tax-deferred capital contribution within the purview of Section 351 of the Code). Within thirty (30) days after the issuance by the Company of the Securities pursuant to this Agreement, the Subscriber shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code reporting both the amount paid for and the fair market value of the Securities in accordance with the value of the Securities set forth in Section 2.5, and the Subscriber shall provide a copy of such election to the Company promptly following the making of such election.

2.7. Subscriber Closing Deliveries. Upon execution of this Agreement by the Subscriber, and as a condition to the issuance of the Securities, the Subscriber shall deliver to Company:

(a)	An executed copy of the Service Agreement;

(b)	A completed investor questionnaire confirming the Subscriber’s representations in Schedule A; and

(c)	A duly executed IRS Form W-9.

2.8. Company Closing Deliverables. Upon execution of this Agreement by the Company, the Company agrees to issue the Securities to the Subscriber for the consideration of the License and shall deliver to the Subscriber a stock certificate (or book-entry confirmation) representing the Securities, with a legend indicating the vesting restrictions under Section 2.3 and any other restrictive legends applicable thereto.

2.9. Any acceptance by the Company of the Subscriber’s subscription for the Securities is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms that the lawyers for the Company may deem necessary to ensure compliance with all applicable securities laws and any other applicable laws.

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2.10. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.11. Qualified Small Business Stock. The Company shall cooperate in good faith to cause the Securities to constitute “qualified small business stock” as defined in Section 1202(c) of the Code and to provide documentation to the Subscriber reasonably related thereto; provided, however, that such requirement shall not be applicable if the Board of Directors of the Company determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company. For the avoidance of doubt, and notwithstanding anything else in this Agreement to the contrary, the Company makes no representation, warranty, or guaranty regarding the status of the Securities as “qualified small business stock” as defined in Section 1202(c) of the Code.

3.	RESTRICTED SECURITY AGREEMENTS OF THE SUBSCRIBER

3.1. The Subscriber represents and warrants to the Company that the Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act and has completed, signed and delivered to the Company the United States Accredited Investor Confirmation attached as Schedule A to this Agreement. The Subscriber agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the issuance of the Securities.

3.2. The Subscriber acknowledges that the Securities are and will be “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Subscriber in this Agreement.

3.3. The Subscriber agrees not to reoffer, resell, transfer or otherwise dispose of the Securities unless such reoffer, resale, transfer or disposition is made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration statement requirements of the Securities Act and any applicable state securities laws. The Subscriber further agrees that the Corporation may refuse to register any resale or transfer of the Securities not made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws.

3.4. The Subscriber acknowledges and agrees that all certificates representing Securities will be endorsed with a restrictive legend substantially similar to the following in accordance with Regulation D of the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

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4.	REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the issuance of the Securities to such Subscriber (including for the purpose of determining whether this transaction meets the requirements for exemptions under federal and state securities laws):

4.1. The Subscriber is a limited liability company duly organized, validly existing, and in good standing under the laws of Illinois, with full power and authority to enter into this Agreement and perform its obligations hereunder as an accredited investor under the Securities Act.

4.2. The Subscriber acknowledges that an investment in the Company is highly speculative and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only subscribers who can afford the loss of their entire investment should consider investing in the Company. The Subscriber is an investor in securities of businesses in the development stage and acknowledges that the Subscriber is able to fend for himself/herself/itself, can bear the economic risk of the Subscriber’s investment, and has such knowledge and experience in financial or business matters such that the Subscriber is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

4.3. The Subscriber is acquiring the Securities for its own beneficial account and for investment purposes only. Subscriber was not organized for the purpose of acquiring the Securities.

4.4. The Subscriber acknowledges that the offering of the Securities by the Company has not been reviewed by the SEC and has not been registered under the Securities Act or any state securities laws, and that the Securities are being and will be, issued by the Company pursuant to an exemption from registration under the Securities Act.

4.5. The Subscriber understands that the Securities will be characterized as “restricted securities” under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber represents that the Subscriber is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.6. The Securities are being and will be acquired by the Subscriber for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

4.7. The Subscriber is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

4.8. This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.9. The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of the Subscriber’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within the Subscriber’s jurisdiction for the purchase of the Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Securities; and (v) any restrictions on transfer applicable to any disposition of the Securities imposed by the jurisdiction in which the Subscriber is resident.

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4.10. The Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents shall not be considered investment advice or a recommendation to purchase the Securities. The Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (ii) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. The Subscriber has had an opportunity to review with its own tax advisors the tax consequences of the transactions contemplated hereby. The Subscriber understands that the Subscriber must rely solely on its advisors and not on any statements or representations made by the Company or any of its agents or advisors.

5.	REPRESENTATIONS BY THE COMPANY

5.1. The Company represents and warrants to the Subscriber that:

(a)	The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct. Prior to the date of this Agreement, the Company has delivered to the Subscriber true and complete copies of the Company’s certificate of incorporation, bylaws, stock designations and any other organizational documents.

(b)	The Securities, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable shares in the Common Stock of the Company except as set forth in the vesting restrictions under Section 2.3. The authorized stock of the Company consists of shares of Common Stock, of which shares are issued and outstanding as of the date hereof immediately preceding the issuance of shares to the Subscriber.

(c)	The Company has the full right, power and authority to execute and deliver this Agreement, the Service Agreement and the License (collectively, the “Transaction Documents”) to perform the transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the performance by the Company of the transactions contemplated hereby and by the other Transaction Documents have been duly and validly authorized by all necessary corporate action and are the legal, valid and binding obligation of each of the company, enforceable in accordance with their terms.

(d)	The execution, delivery, and performance of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated by the Company will not violate or require any consent, approval, or filing under, or conflict with any of the following that by the Closing Date have not been obtained: (i) any judgment, injunction, order, writ or decree of any court, arbitrator, Governmental Entity by which the Company or its assets is bound; or (ii) any indenture, mortgage, deed of trust, lease, contract, or other agreement to which the Company is a party.

6.	MISCELLANEOUS

6.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at 1411 Broadway 38th FL New York, NY 10018, and to the Subscriber at his/her/its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

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6.2. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement. Furthermore, the parties hereto agree to cooperate in providing information necessary for tax reporting the strategic partnership between the parties hereto related to the Securities.

6.3. The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the completion of the issuance of the Securities. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of the Company’s securities and the Subscriber agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Company at 1411 Broadway 38th FL New York, NY 10018 of any change in any statement or other information relating to the Subscriber set forth herein.

6.4. The obligations of the parties hereunder are subject to receipt of all applicable regulatory approvals.

6.5. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Securities to the Subscriber shall be borne by the Subscriber.

6.6. Each party confirms that it has the necessary experience, knowledge, and information to enter into and evaluate this Agreement. The parties hereby expressly agree and acknowledge that: (a) the Agreement does not constitute an adhesion agreement, (b) they have received legal advice of their choosing in relation to the Agreement, and (c) they have negotiated and agreed upon all provisions of this Agreement, and such provisions do not constitute either standard provisions or unusual provisions. The Company hereby expressly acknowledges that it has read, understood and accepted each and every provision of this Agreement.

6.7. Time shall be of the essence hereof.

6.8. This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

6.9. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

6.10. The Subscriber, on the Subscriber’s own behalf and, if applicable, on behalf of others for whom the Subscriber is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on the Subscriber’s own behalf and, if applicable, on behalf of others for whom the Subscriber is contracting hereunder.

6.11. Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.12. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

6.13. The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

6.14. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

6.15. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

SUBSCRIBER:

Signature of Authorized Signatory:	/s/ Brian Jurczyk

Name of Subscriber:	Starfire Industries, LLC

Name and Title of Authorized Signatory:	Brian E. Jurczyk, President

Address of Subscriber:	3310 N Duncan Road
Champaign, IL 61822-8948

Telephone Number:	[*****]

Email Address:	[*****]

Subscriber’s Jurisdiction of Incorporation:	State of Illinois, Limited Liability Company

Subscriber’s Federal Taxpayer ID Number:	[*****]

ACCEPTED BY:
LIS TECHNOLOGIES INC.
Signature Of Authorized Signatory:	/s/Jiang Yu
Name of Authorized Signatory:	Jiang Yu
Position of Authorized Signatory:	Executive Chairman and CEO
Date of Acceptance:	14 November 2025

SCHEDULE A

U.S. ACCREDITED INVESTOR CONFIRMATION

TO:	LIS TECHNOLOGIES INC.

[Schedule A (U.S. Accredited Investor Confirmation completed by the Subscriber) has been omitted pursuant to Item 601(a)(5) of Regulation S-K.]

SCHEDULE B

VESTING MILESTONES

The Securities are subject to vesting in accordance with Section 2.3 of the Agreement and this Schedule B, including the achievement of the Milestones described in this Schedule B.

Milestone 1:

(a)	“Milestone 1” means the following conditions have been satisfied:

(1)	the Subscriber remains in compliance with each of the Transaction Agreements; and

(2)	the parties have successfully developed different prototype units and tested the performance of each prototype to identify the best candidate for further development.

Milestone 2:

(a)	“Milestone 2” means the following conditions have been satisfied:

(1)	the Subscriber remains in compliance with each of the Transaction Agreements; and

(2)	the parties have successfully scaled up one of the prototypes developed during Milestone 1, meeting the performance requirements set by the Company, and then developed [*****].

Milestone 3:

(a)	“Milestone 3” means the following conditions have been satisfied:

(1)	the Subscriber remains in compliance with each of the Transaction Agreements; and

(2)	the parties have used the [*****] from Milestone 2, and have tested and validated such laser for scaled industrialization.

Achievement of Milestones:

(a)	Milestone 1, Milestone 2 and Milestone 3 will collectively be referred to herein and in the Agreement as the “Milestones” and each, a “Milestone”.

(b)	All determinations of whether a Milestone has been achieved by the Company shall be determined by the Company in good faith. Upon the achievement of a Milestone, the Company shall promptly, but in any event within 15 business days, notify the Subscriber of such achievement in writing (email being sufficient).

(c)	The parties hereto acknowledge and agree that, subject to the Transaction Agreements, the Company shall have sole discretion with regard to all matters related to the operation of the Company’s business.

Milestone Chart of Non-Binding, Anticipated Timelines:

	Milestone	Year 1	Year 2	Year 3
Milestone 1	Prototype [*****] laser development completed and tested	X
Milestone 2	Prototype [*****] laser scaled to meet LIST requirements		X
Milestone 3	Scaled [*****] laser fully industrialized			X

SCHEDULE C

Intellectual Property License and Subscription Agreement

Capitalized terms used but not defined herein shall have the meaning given to them in the Service Agreement.

RECITALS

Whereas, Company desires to develop and commercialize its patented CRISLA™ isotope separation technology for uranium enrichment to supply and meet domestic demand for HALEU fuel to support next-generation nuclear reactors under a multi-year phased approach for development, demonstration and industrialization scaleup;

Whereas, Company anticipates a national security classification for its CRISLA™ technology and desires to form partnerships with unencumbered domestic suppliers for critical components to support the underlying CRISLA technology and long-term value creation;

Whereas, Company has identified a critical supplier-technology gap for high-power density molecular gas lasers needed for CRISLA™ commercialization;

Whereas, Subscriber possesses intellectual property, specifically its patented RADION™ non-thermal microwave and surface wave cold plasma technology, manufacturing experience with sealed and pumped vacuum discharge systems, relevant nuclear engineering know-how, and vertically-integrated supply chain necessary to produce a customized molecular gas laser (the “Laser”) tailored to Company’s specifications;

Whereas, Subscriber is a privately-held (unencumbered) domestic deep-tech R&D/manufacturer with experience working with DoD, DOE and other agencies, as well as prior NISPOM experience and member of defense industrial base;

Whereas, through this agreement r, Subscriber will grant Company an exclusive, royalty-free license to use Subscriber’s RADION™ intellectual property in the field of isotope separation for uranium enrichment and Subscriber will disclose and license the use of its associated nuclear and plasma know-how to Company, all as expressed in and subject to the terms and provisions of this Intellectual Property License and Subscription Agreement)(the “License”); and

Whereas, in exchange for the License, Company shall issue to Subscriber Securities representing an investment in Company’s future success and not as payment for goods or services under the Service Agreement.

1.	EXCLUSIVE SUPPLY AND MANUFACTURING SERVICES

1.1. Appointment. Company hereby appoints Subscriber as its exclusive supplier and manufacturer of the Laser during the Term, subject to the terms of the Service Agreement. Company shall not engage with any other party to manufacture or supply the Laser during the Term without Subscriber’s prior written consent.

1.2. Product Specification. Subscriber shall manufacture the Laser in accordance with specifications by Company, as mutually agreed, amended and set forth during the Term as documented in one or more agreed SOWs under the Service Agreement.

1.3. Manufacturing Obligations. Subscriber shall: (a) produce the Laser in quantities and timelines specified in separate SOWs agreed to by the Parties under the Service Agreement from time to time, (b) develop sufficient manufacturing capacity to meet Company’s multi-year phased approach for development, demonstration and industrialization scaleup, as agreed in writing on the Closing Date and annually updated in agreed SOWs, and (c) comply with all applicable laws and regulatory standards in manufacturing the Laser.

2.	INTELLECTUAL PROPERTY

2.1 Subscriber IP. Subscriber hereby grants Company an exclusive (solely within the Field of Use), worldwide, perpetual, irrevocable, assignable, sub-licensable to the Company’s affiliates and their agents, representatives, contractors and suppliers, royalty-free license to use, copy, modify, make, have made and prepare derivative works based on (“Use”) the Subscriber IP within the Field of Use. Subscriber retains all ownership and rights in the Subscriber IP and the Provider Pre-Existing Materials (as defined in the Service Agreement) and all derivative works embodying, based on or stemming from the Subscriber IP and the Provider-Pre-Existing Materials, except as expressly provided in the Service Agreement. Notwithstanding the forgoing, Subscriber grants Company an exclusive License to Use such derivative in the Field of Use.

2.2 Maintenance. The Company shall, during the Term, maintain all patents listed in Schedule D to the Strategic Investment Agreement (including all patents resulting from now-pending applications listed on said Schedule) and shall pay all necessary costs of said maintenance, irrespective of whether the patent may be used outside the Field of Use. If, fourteen (14) days prior to the due date of any maintenance filing or payment, Company has not made such filing or payment, Subscriber may do so on Company’s behalf and Company shall reimburse Subscriber for the costs incurred, including without limitation reasonable attorneys’ fees.

2.3. Enforcement. If Company becomes aware of the infringement of any Subscriber IP it shall immediately notify Subscriber, and provide any available evidence of such infringement lawfully in its possession. Company shall have the first right to abate the alleged infringement in the Field of Use. Company may enforce the Subscriber IP rights against the infringer in the Field of Use by appropriate legal proceedings, provided that Company reasonably informs Subscriber of developments in such proceedings and provides Subscriber with all correspondence between it and the infringer including pleadings related to any such action. Should Subscriber elect to join in any abatement activity or enforcement proceeding it shall do so in its sole discretion, with the right to be represented by counsel of its selection. Company shall not have any right to surrender or compromise the Subscriber IP rights, to admit the fault of Subscriber, its counsel or any inventor on the patents included in the Subscriber IP, to create an obligation on Subscriber, or to grant any infringer any rights under the Subscriber IP other than a sublicense subject to the conditions which would apply to the grant of any other sublicense.

Each of Company and Subscriber shall be responsible for its respective costs and expenses of any abatement and/or enforcement activities, including all legal proceedings and both attorneys’ and experts’ fees and costs. Recoveries collected by Company shall be paid to Company and Subscriber in the respective pro rata amount of all documented and reasonable out-of-pocket costs and expenses incurred by Company and Subscriber in such action.

If Company elects not to abate any alleged infringement or to enforce the Subscriber IP in the Field of Use, then it shall so notify Subscriber in writing. Upon receipt of such notice, or in the event Company fails to abate or enforce the Subscriber IP regarding such alleged infringer within ninety (90) days of notice of the alleged infringement, Subscriber may, in its sole discretion, and at its own expense, take steps to abate the alleged infringement and/or enforce any Subscriber IP, to control, settle, and defend such suit, and to recover for its own account any damages, awards or settlements. Company shall reasonably cooperate in any such actions. Subscriber shall have no obligation to enforce the Subscriber IP, whether or not within the Field of Use.

3.	IP Indemnities.

3.1. Company shall indemnify and hold Subscriber, its affiliates or any of their respective officers, directors, shareholders, employees and agents harmless from and against all claims, demands, losses, damages or penalties, including attorneys’ fees, in each case, brought by a third party, arising out of or in connection with or relating to: (a) Company’s breach of this Agreement; (b) the exercise by Company of any right granted hereunder; (c) the Company’s advertising, promotion, marking, manufacture, sale, offer for sale, importation, exportation or use of the Subscriber IP within the Field, products embodying such Subscriber IP, or any products or services derived therefrom, including any related product liability therefrom; or (d) any act or omission of willful misconduct by Company; except to the extent of such losses that are attributable to Subscriber’s breach of this Agreement, negligence or willful malfeasance.

The indemnified party shall promptly notify the indemnifying party in writing upon receiving notice of an indemnifiable event. The indemnifying party shall have the right to control the defense of such indemnifiable event. The indemnified party shall have the right to participate in the defense at its own expense. The indemnifying party shall not settle or compromise any claim or allegation subject to indemnification hereunder in a manner that imposes any material obligation on, or makes any admission of fault by any indemnified person (including compromising the validity or enforceability of Subscriber IP).

3.2. IP Transfer. This Relationship does not constitute a sale, assignment, or transfer of the Subscriber IP. Any improvements to the Subscriber IP made by Subscriber shall remain Subscriber’s sole property.

3.3. Company IP. Company retains all ownership and rights in its intellectual property, including any specifications or designs provided for the Laser as further specified in the Service Agreement.

4. PRICING AND PAYMENT

Pricing. Pricing for the Laser will be determined at a future date at no more than market rates for comparable manufacturing products and services. Prices may be adjusted by mutual agreement to account for changes in costs or market conditions. All such prices shall be as set forth in an SOW as agreed to between the Parties.

5. STRATEGIC COLLABORATION

Growth Support. Subscriber shall collaborate with Company to support its market expansion by providing the Ancillary Services, which may include: (a) providing technical expertise to enhance the Laser design or performance in relation with Company’s CRISLA™ isotope-separation technology; (b) advising on supply chain optimization and providing Laser manufacturing scalability to meet Company’s growth needs, and (c) participating in strategic planning discussions, as reasonably requested by Company, particularly for new isotope separation markets including [*****].

6. TERM AND TERMINATION

Termination. This License shall terminate automatically with respect to a given patent upon the expiration of the life of such patent and shall terminate upon the expiration of the last to expire of all the patents (including patents resulting from now-pending applications) included within the Licensed IP. If the Service Agreement is terminated by either party (except in the event of a termination of the Service Agreement by Subscriber for Company’s failure to pay amounts owed thereunder), immediately upon termination Subscriber shall reasonably provide Company with documentation on the Laser for Company to assess alternate suppliers.

SCHEDULE D

Subscriber IP

Tabular listing detail represents the relevant Subscriber intellectual property:

Type	Designator	Title / Area
Application	US 18/099,616	Atmospheric Cold Plasma Jet, Coatings and Surface Treatments II
Patent	US 11,560,627	Atmospheric Cold Plasma Jet, Coatings and Surface Treatments I
Patent	US 10,531,553	Scalable Multi-Role Surface-Wave Plasma Generator II
Patent	US 9,867,269	Scalable Multi-Role Surface-Wave Plasma Generator I
Application	US 63/693,082	Modulated Pulsed Microwave Waveform In A Power Source
Application	US 63/693,131	Low-Temperature Microwave-Powered Plasma Reduction & Methodology
Application	US 19/033,241	Pulsed Power Module With Pulse And Ion Flux Control III
Patent	US 12,211,680	Pulsed Power Module With Pulse And Ion Flux Control II
Patent	US 11,069,515	Pulsed Power Module With Pulse And Ion Flux Control I
Know-How	[*****]	[*****]
Know-How	[*****]	[*****]
Know-How	[*****]	[*****]
Know-How	[*****]	[*****]
Know-How	[*****]	[*****]
Know-How	[*****]	[*****]
Trade Secret	[*****]	[*****]
Trade-Secret	[*****]	[*****]
Trade-Secret	[*****]	[*****]
Trade-Secret	[*****]	[*****]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS EITHER NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS MARKED WITH A [*****].

AMENDMENT TO THE STRATEGIC INVESTMENT AGREEMENT

This Amendment (“Amendment”) to the Strategic Investment Agreement (as defined below) is made and entered into as of March 24, 2026, by and between (i) Lis Technologies Inc., a Nevada corporation (the “Company”), and (ii) Starfire Industries LLC, an Illinois limited liability company (“Subscriber” and together with the Company, the “Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Strategic Investment Agreement (defined below).

WHEREAS, the Company and Subscriber entered into that certain Strategic Investment Agreement, dated as of November 14, 2025 (the “Original Agreement,” and as amended, including by this Amendment, the “Strategic Investment Agreement”); and

WHEREAS, the Parties now desire to amend the Original Agreement to, among other things, clarify the mechanics for the cancellation of Company shares of common stock subject to vesting or forfeiture and the Company’s authority to effect such cancellation unilaterally if certain commercial milestones in the business arrangement between the Company and the Subscriber are not met, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Strategic Investment Agreement, the Parties hereto, intending to be legally bound, do hereby agree to amend the Original Agreement as follows:

1. Tax Indemnity. The Company shall indemnify, defend, and hold harmless the Subscriber and its affiliates, officers, directors, shareholders, employees and agents from and against any and all taxes, liabilities, losses, damages, interest, penalties, costs, and expenses (including reasonable professional fees) imposed by any taxing authority and arising out of or resulting from any challenge, adjustment, or determination, including upon audit or examination, relating to the modifications made by this Amendment to the agreed valuation set forth in the second sentence of Section 2.5 of the Original Agreement. Notwithstanding the foregoing, the maximum aggregate liability of the Company for indemnification obligations set forth in this Section 1 shall not exceed [*****]. The indemnification obligations set forth in this Section 1 shall survive the issuance of the Securities and any termination of the Original Agreement or this Amendment.

2. Amendments to the Strategic Investment Agreement .

(a) Section 1.1(f) of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Closing Date” means the date of issuance of the Securities on March 24, 2026.

(b) Section 1.1(k) of the Original Agreement is hereby deleted in its entirety.

(c) Section 2.3 of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“2.3. Vesting Schedule: The Securities shall vest in accordance with the following schedule, subject at all times to the Subscriber’s continued compliance with the License and the terms of this Agreement:

(a) One-quarter (1/4) of the Securities shall vest upon the Closing Date.

(b) One-quarter (1/4) of the Securities shall vest upon the Company’s written determination on the achievement of Milestone 1 (as defined on Schedule B attached hereto) on or before December 31, 2027 (the “Milestone 1 Outside Date”);

(c) One-quarter (1/4) of the Securities shall vest upon the Company’s written determination on the achievement of Milestone 2 (as defined on Schedule B attached hereto) on or before December 31, 2029 (the “Milestone 2 Outside Date”); and

(d) One-quarter (1/4) of the Securities shall vest upon the Company’s written determination on the achievement of Milestone 3 (as defined on Schedule B attached hereto) on or before December 31, 2031 (the “Milestone 3 Outside Date” and together with the Milestone 1 Outside Date and the Milestone 2 Outside Date, the “Milestone Outside Dates” and each, a “Milestone Outside Date”);

Determination of Milestones. The achievement of each Milestone shall be determined by the Company in good faith, based on reasonable supporting documentation, and the Company shall provide the Subscriber with written notice of such determination. In the absence of manifest error, the Company’s determination shall be final and binding.

Forfeiture. If any Milestone is not achieved on or prior to its applicable Milestone Outside Date, then any portion of the Securities that would otherwise vest upon the achievement of such Milestone shall automatically and without further action be forfeited for no consideration, and the Subscriber shall have no further rights with respect thereto. For the avoidance of doubt, forfeiture of any unvested Securities shall not affect any Securities that have previously vested.

Effect of Forfeiture; Cancellation. Upon any forfeiture of Securities pursuant to this Section, such Securities shall be automatically and irrevocably cancelled and shall cease to be outstanding. The Company shall have the right, without any further action, consent, notice, or cooperation of the Subscriber, to reflect such cancellation on its books and records and with its transfer agent. The Subscriber hereby irrevocably authorizes and appoints the Company and its transfer agent as the Subscriber’s attorney-in-fact (which appointment is coupled with an interest and is irrevocable) to take any and all actions deemed necessary or advisable by the Company to effectuate such cancellation.

No Fractional Vesting; No Acceleration. Vesting shall occur only in the increments set forth above, and no partial or pro rata vesting shall occur with respect to any Milestone. Except as expressly provided herein, there shall be no acceleration of vesting.

No Rights as to Unvested Securities. Prior to vesting, the Subscriber shall have no voting rights, dividend rights, or other rights of a holder of the Securities with respect to any unvested Securities, except as otherwise expressly provided in this Agreement.

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(d) Section 2.5 of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

2.5. Valuation. The Parties agree that, as of the Closing Date, the baseline value of the Securities is [*****], based on the Company’s January 2026 investment round closing valuation at [*****] per share dated [*****]. Discounting for lack of marketability, lack of control, differences between common stock and preferred stock, and significant risk of forfeiture, the Parties furthermore agree that the effective fair market value of the Securities is reduced by [*****] for a valuation at [*****] for tax purposes. Furthermore, the Parties agree that, as of the Closing Date, the fair market value of the Subscriber IP and provision of the SIA Services is valued at [*****] and that such valuation is the product of arm’s length negotiation between the Parties. Each party to this Agreement acknowledges having had an opportunity to request information concerning the Subscriber IP that would enable such Party to make a fair assessment of value of the Subscriber IP and SIA Services. Each party acknowledges that such valuation is fair and waives any right to contest (in any claim seeking equitable or injunctive relief or premised on statutory or common law, unjust enrichment, quantum meruit, quasi-contract, this Agreement, or any other express or implied contract, or otherwise) the fairness of the valuation by reason of any failure on the part of any person to provide information, to make any particular disclosure or otherwise.

(e) Section 5.1(b) of the Original Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“The Securities, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable shares in the Common Stock of the Company except as set forth in the vesting restrictions under Section 2.3. The authorized stock of the Company consists of 275,000,000 shares of Common Stock, of which 62,237,227 shares are issued and outstanding as of the date immediately preceding the issuance of shares to the Subscriber.”

(f) Each footnote in the Original Agreement is hereby deleted in its entirety.

3. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Strategic Investment Agreement in the Strategic Investment Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Agreement, as amended by this Amendment (or as the Strategic Investment Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The Original Agreement, as amended by this Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Strategic Investment Agreement, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the Original Agreement is materially different from or inconsistent with any provision of this Amendment, the provision of this Amendment shall control, and the provision of the Original Agreement shall, to the extent of such difference or inconsistency, be disregarded. Section 6 of the Original Agreement is hereby incorporated herein by reference as if fully set forth herein, and such provisions apply to this Amendment as if all references to the “Agreement” contained therein were instead references to this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be signed and delivered as of the date first written above.

The Company:

LIS TECHNOLOGIES INC.

By:	/s/Jiang Yu
Name:	Jiang Yu
Title:	Executive Chairman and Chief Executive Officer

Subscriber:

STARFIRE INDUSTRIES LLC

By:	/s/Brian E. Jurczyk
Name:	Brian E. Jurczyk
Title:	President

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